TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE INSTITUTIONAL FUNDS TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST
(together, the "Trusts")

Supplement dated August 28, 2020 to the current Statement of Additional Information, as may be supplemented, for each series of the Trusts

The information in this Supplement contains new and additional information beyond that in the Statement of Additional Information ("SAI") for each Trust and should be read in conjunction with the aforementioned. Capitalized terms not defined in this supplement have the meaning ascribed to them in each SAI.

Effective at the close of business on August 31, 2020, Phillip R. Cox resigns as an Independent Trustee of the Trusts. His resignation is not motivated by any disagreement with the Board or management. As a result, the below sections of the SAI are revised accordingly.

Trustees and Officers of the Trust

Effective at the close of business on August 31, 2020, all information related to Phillip R. Cox is deleted in its entirety.

Additional Information about the Trustees

Effective at the close of business on August 31, 2020, all information related to Phillip R. Cox is deleted in its entirety.

Board Structure

Effective September 1, 2020, William C. Gale will replace Phillip R. Cox as the Lead Independent Trustee. Accordingly, the first paragraph of this section is deleted in its entirety and replaced by the following:

“The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board. The full Board has appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate. Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.”
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Standing Committees of the Board

Effective September 1, 2020, Karen Carnahan will replace William C. Gale as the Chair of the Audit Committee.

Trustee Ownership in the Touchstone Fund Complex

Effective at the close of business on August 31, 2020, all information related to Phillip R. Cox is deleted in its entirety.

Trustee Compensation

The following footnote is added to the Trustee Compensation table in reference to Mr. Cox:

"*Mr. Cox retired as a Trustee effective at the close of business on August 31, 2020."

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-ALLTRUST-SAIS-S11-2008